UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): February 6, 2006


                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)



            TEXAS                        1-8754                 20-3940661
 (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)

                                 (281) 874-2700
                         (Registrant's telephone number)

                                 Not Applicable
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                   Section 5-Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers.
            ----------------------------------

Item 5.02(d). Election of Director. On February 6, 2006, the Board of Directors of Swift Energy Company appointed Ambassador Charles J. Swindells as a director of the Company for a term ending at the Annual Meeting of Shareholders scheduled for May 9, 2006. Ambassador Swindells has also been nominsted by the Board to stand for election by the shareholders at the 2006 Annual Meeting for a term ending in 2009. There is no arrangement or understanding between the new director and any other persons pursuant to which Ambassador Swindells was selected as a director. Ambassador Swindells was also appointed to the Compensation Committee of the Board of Directors.

Including Ambassador Swindells, Swift Energy's Board has a total of ten members, of which 7 are independent. Other Board members include A. Earl Swift, Chairman of the Board, Deanna L. Cannon, Raymond E. Galvin, Douglas J. Lanier, Greg Matiuk, Henry C. Montgomery, Clyde W. Smith, Jr., Terry E. Swift and Bruce H. Vincent.

On February 7, 2006 the Company issued a press release announcing these appointments. The full test of the press release is attached hereto as Exhibit
99.1. The information in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


(a)  Exhibit.   The following exhibit is filed with this report on Form 8-K:

     Exhibit No.     Exhibit Description
     -----------     -------------------
       99.1          Swift Energy Company press release dated February 7, 2006.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2006

                                         Swift Energy Company


                                         By:/s/ Bruce H. Vincent
                                            ------------------------------
                                            Bruce H. Vincent
                                            President